Putnam
Tax Exempt
Income Fund


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-02

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Given the dramatic events that aggravated an already troubled economic environment, it is encouraging to note that Putnam Tax Exempt Income Fund was able to hold its ground during the first half of fiscal 2002. On the following pages, the report from your fund's management team will provide a full discussion of what has been driving your fund's performance as well as a view of prospects for fiscal 2003.

As economic fundamentals continue to improve, tax revenues should rise and bring an improved outlook for municipal bonds. However, this improvement is likely to be gradual, so we counsel patience as you view your fund's progress in the months ahead.

As you read this report, you may notice that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The individuals who comprise the management team are shown at the end of Management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
May 8, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

Following the shock of the September 11 tragedy, the six months ended March 31, 2002, have shown the resiliency of the financial markets and the determination of investors to refocus on fundamentals when making investment decisions. Economic growth seems to have restarted and although yields have risen across the spectrum of bond maturities, municipal bond values have held up relatively well. Prudent management and a well-diversified portfolio enabled Putnam Tax Exempt Income Fund to limit losses while continuing to provide attractive levels of tax-exempt income. Your fund underperformed its benchmark, the Lehman Municipal Bond Index, but did outperform the average for tax-exempt funds tracked by Lipper over the period. Details can be found on page 7.

Total return for 6 months ended 3/31/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   0.09%   -4.65%  -0.23%  -5.11%  -0.19%  -1.17%   -0.05%  -3.33%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* THE STRENGTHENING ECONOMY DRIVES UP MUNICIPAL YIELDS

Over the past six months, the economy has begun to show signs of recovery. Consumer confidence is up, housing and automobile sales are strong, and the GDP (an overall measure of U.S. economic growth) began to rise during the first quarter of 2002. Meanwhile, inflation has stayed low. Although questions about the breadth and depth of the recovery remain, many financial markets have been buoyed by the news. The stock market has regained some momentum, although it remains volatile. The bond market, while also subject to sparks of volatility, has benefited from increased investor demand.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospital/Health care        22.1%

Transportation              18.5%

Utilities                   16.2%

Education                    6.9%

Water & sewer                6.0%

Footnote reads:
*Based on net assets as of 3/31/02. Holdings will vary over time.


Having said that, growing economic strength has led to rising yields on bonds of all maturities, which has negatively affected their value. This is due to the inverse relationship between a bond's yield and its price, and has affected many bonds in your fund's portfolio. However, two of our strategies have helped mitigate the impact of these yield increases: a neutral portfolio duration stance, which improved performance relative to our benchmark, and the portfolio's large position in higher-yielding holdings, whose higher coupon income boosted the fund's total return.

The flattening Treasury yield curve was another important factor affecting municipal bond market performance over the period. After steepening dramatically -- meaning that there was a substantial difference between yields on longer-term and shorter-term bonds -- the yield curve began to shift in recent months. While still fairly steep on a historic basis, it has now flattened somewhat amid concerns that the Federal Reserve Board has stopped lowering short-term interest rates and changed its policy bias to neutral. A neutral bias signifies that the Fed believes the risks of growth versus economic weakness are fairly balanced. The market interpreted the Fed's shift as the first step toward raising interest rates and has begun to factor that into market interest rates on bonds.

The municipal yield curve has also flattened, especially among bonds with two- and 10-year maturities. A flatter yield curve means there is less of a difference between yields on longer-term and shorter-term bonds. Unfortunately, this flattening has somewhat hindered the fund's returns relative to its benchmark, which is more broadly diversified with regard to maturity.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 45.9%

Aa/AA -- 8.2%

A -- 8.1%

Baa/BBB -- 17.9%

Ba/BB -- 8.7%

B -- 3.8%

VMIG1/A-1+ -- 6.2%

Other -- 1.2%

Footnote reads:
*As a percentage of market value as of 3/31/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* CREDIT SECTORS CONTINUE TO DRIVE PERFORMANCE

The performance of many lower-rated municipal credit sectors, including airlines, transportation, and certain industrial bonds, suffered in the immediate aftermath of September 11. These sectors had provided superior returns before the September 11 tragedy, which kept their year-to-date performance quite strong. In addition, we remain convinced of the longer-term potential of lower-rated credit sectors to outperform. Indeed, following their initial post-September 11 decline, these sectors have outperformed relative to the investment-grade sectors of the municipal market.

Fund Profile

Putnam Tax Exempt Income Fund is designed for investors seeking high current income exempt from federal income taxes, consistent with capital preservation. The fund invests mainly in long-term, investment-grade bonds from a wide range of municipalities and industry sectors. Although it may invest a portion of its assets in lower-rated high-yield bonds, a high level of quality in the portfolio is paramount.


In fact, credit quality spreads -- the difference in yield between higher-rated and lower-rated bonds -- continued to narrow throughout the period. This has been beneficial for fund performance, as the strengthening economy has helped to steadily improve the value of our lower-rated credit holdings. Credit spreads are still historically wide, however, and continue to provide buying opportunities for the fund. As spreads have narrowed, we have become more selective when evaluating unrated and sub-investment-grade holdings for the portfolio in recent months, utilizing Putnam's extensive credit analysis capabilities.

We have retained most of the fund's lower-rated holdings since we consider them poised for strong performance as credit spreads continue to narrow. We did selectively cull one of our airline holdings, however, in an effort to moderate our exposure to the sector and rebalance the portfolio a bit; in late 2001, we sold approximately one-third of our position in Continental Airlines bonds.

The fund has invested more than 20% of its assets in hospital and health-care bonds, which have provided excellent returns over the semiannual period. This sector had already experienced a recession from 1996 to 1999 and the hospitals that survived have made significant operating changes to become more competitive and efficient. Indeed, the weak economy actually helped hospitals become even more efficient by lowering one of their major expenses: the cost of hiring nurses.

* ADDING NON-CALLABLE BONDS HELPED PROTECT INCOME STREAM

As part of an ongoing effort to maintain a strong and steady flow of income, we continue to add non-callable bonds to the portfolio whenever possible. Non-callable bonds provide the fund with a flow of income until the bond's maturity date, without the option for the issuer to call the bond out of the market earlier. During the recent period, we were able to add several new non-callable securities to the portfolio. These included insured, AAA-rated bonds issued by the Puerto Rico Electric Authority; insured, AAA-rated general obligation bonds issued by the state of Hawaii; and insured AAA-rated general obligation bonds issued by the state of Illinois.

In addition to these non-callable securities, we also added to our holdings of bonds issued by states and communities and securitized by monies these municipalities will soon receive from tobacco company settlements. Recently, we purchased $10 million worth of general obligation bonds issued by the state of Louisiana (rated A1 by Moody's, A by Standard & Poor's, maturing in 2039). This purchase brings the fund's tobacco-based holdings to just under 3% of total assets. We anticipate additional issuance in this new sector and will be evaluating these bonds carefully to gauge their appropriateness for the portfolio.

While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustments in accordance with the fund's investment strategy and may vary in the future.

In addition to seeking out certain types of bonds, we also purposefully avoid some issues and sectors. For example, we began to avoid California general obligation bonds in late 2000 and have continued to do so. California's tech-driven economy suffered more in the recent slowdown than the rest of the country, while the state's power crisis also sapped state tax revenues. Much of California's tax revenue in 1999-2000 came from income tax due on options exercised by high-tech employees. With that sector in decline, these revenues have also subsided. The state has had to issue a considerable amount of debt to cover expenses, and since demand for these securities has been low, their performance has been poor. We believe California's municipal bond performance will improve as the economy strengthens, however, and we expect that eventually these securities will once again be suitable for the fund's portfolio.

In addition to lower-rated bonds, we continue to maintain a core position in high-quality, highly liquid securities rated AA or above. Although we have reduced this portion of the portfolio slightly over the period, it still accounts for over one-half of all holdings. Indeed, from a credit-quality perspective, the portfolio actually resembles a barbell, with holdings concentrated in the higher and lower parts of the credit-quality spectrum.

* POSITIONING TO BENEFIT FUND

As the economy continues to recover and the Enron scandal fades, the fund's overweight position (relative to the funds in its Lipper benchmark category) in lower-rated bonds should continue to serve it well. A continued narrowing of credit spreads will greatly benefit these bonds' value, while their higher yields will keep the fund's income stream strong. Meanwhile, the portfolio's neutral duration should help the fund's performance relative to its benchmark if interest rates continue to rise -- with or without imminent help from the Federal Reserve.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/02, there is no guarantee the fund will continue to hold these securities in the future.

This fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Jerome Jacobs, Blake Anderson, Joyce Dragone, David Hamlin, Susan McCormack, and Richard Wyke.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 3/31/02

                     Class A          Class B         Class C         Class M
(inception dates)   (12/31/76)       (1/4/93)        (7/26/99)       (2/16/95)
                   NAV      POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          0.09%  -4.65%  -0.23%  -5.11%  -0.19%  -1.17%  -0.05%  -3.33%
------------------------------------------------------------------------------
1 year            3.15   -1.76    2.48   -2.41    2.45    1.47    2.84   -0.53
------------------------------------------------------------------------------
5 years          29.02   22.86   24.90   22.93   23.66   23.66   27.11   22.91
Annual average    5.23    4.20    4.55    4.22    4.34    4.34    4.91    4.21
------------------------------------------------------------------------------
10 years         80.22   71.72   68.13   68.13   65.91   65.91   74.57   68.81
Annual average    6.07    5.56    5.33    5.33    5.19    5.19    5.73    5.38
------------------------------------------------------------------------------
Annual average
(life of fund)    7.69    7.48    6.84    6.84    6.81    6.81    7.23    7.09
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/02

                              Lehman Municipal           Consumer
                                 Bond Index*           price index
------------------------------------------------------------------------------
6 months                            0.32%                 0.22%
------------------------------------------------------------------------------
1 year                              3.82                  1.30
------------------------------------------------------------------------------
5 years                            35.30                 11.62
Annual average                      6.23                  2.22
------------------------------------------------------------------------------
10 years                           91.34                 28.21
Annual average                      6.70                  2.52
------------------------------------------------------------------------------
Annual average
(life of fund)                        --*                 4.54
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

LIPPER INFORMATION:

The average cumulative return for the 282 funds in the Lipper General Municipal Debt Funds category over the 6 months ended 3/31/02 was -0.31%. Over the 1-, 5-, and 10-year periods ended 3/31/02, annualized returns for the category were 2.75%, 5.05%, and 5.94%, respectively.

*Index inception date was 12/31/79.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                6             6             6             6
------------------------------------------------------------------------------
Income             $0.228565     $0.200037     $0.193897     $0.216019
------------------------------------------------------------------------------
Capital Gains 1        --            --            --            --
------------------------------------------------------------------------------
  Total            $0.228565     $0.200037     $0.193897     $0.216019
------------------------------------------------------------------------------
Share Value:       NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
9/30/01          $8.84   $9.28      $8.84         $8.84    $8.86   $9.16
------------------------------------------------------------------------------
3/31/02           8.62    9.05       8.62          8.63     8.64    8.93
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2            5.10%   4.86%      4.44%         4.30%    4.80%   4.65%
------------------------------------------------------------------------------
Taxable
equivalent 3      8.31    7.92       7.23          7.00     7.82    7.57
------------------------------------------------------------------------------
Current 30-day
SEC yield 4       4.66    4.44       4.00          3.84     4.36    4.21
------------------------------------------------------------------------------
Taxable
equivalent 3      7.59    7.23       6.51          6.25     7.10    6.86
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 38.6% federal income tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
March 31, 2002 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
BIGI                -- Bond Investors Guarantee Insurance
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
TRAN                -- Tax Revenue Anticipation Notes
VRDN                -- Variable Rate Demand Notes
XLCA                -- XL Capital Assurance

MUNICIPAL BONDS AND NOTES (98.7%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (1.3%)
-------------------------------------------------------------------------------------------------------------------
$         8,500,000 Fairfield, Indl. Dev. Auth. Rev. Bonds (USX Corp.),
                    Ser. A, 6.7s, 12/1/24                                                 Baa1        $   8,712,500
          9,535,000 Jackson Cnty., Hlth. Care Auth. Hosp. TRAN, 7 7/8s,
                    5/1/19                                                                AAA/P          10,488,500
          3,750,000 Jefferson Cnty., Swr. Rev. Bonds (Rites-PA), Ser. 487 R,
                    FGIC, FRB, 8.2s, 2/1/38 (acquired 3/23/99,
                    cost $4,290,150) (RES)                                                AAA             3,965,625
                                                                                                      -------------
                                                                                                         23,166,625

Alaska (0.3%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 Alaska Hsg. Fin. Corp. Rev. Bonds, 4.4s, 12/1/31                      Aaa             5,940,000

Arizona (1.7%)
-------------------------------------------------------------------------------------------------------------------
          6,510,000 AZ State Muni. Fin. Program COP BIGI, Ser. 34,
                    7 1/4s, 8/1/09                                                        Aaa             7,689,938
          3,250,000 Casa Grande Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande, Regl. Med. Ctr.), Ser. A,
                    7 5/8s, 12/1/29                                                       B/P             3,339,375
          7,205,000 Cochise Cnty., Indl. Dev. Rev. Bonds
                    (Sierra Vista Regl. Hlth.), Ser. A, 6.2s, 12/1/21                     BB+/P           6,817,731
         10,000,000 Mesa, Util. Syst. Rev. Bonds, FGIC, 7 1/4s, 7/1/12                    Aaa            12,137,500
                                                                                                      -------------
                                                                                                         29,984,544

Arkansas (0.6%)
-------------------------------------------------------------------------------------------------------------------
          3,900,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds
                    (WA Regl. Med. Ctr.), 7 3/8s, 2/1/29                                  Baa3            4,148,625
          3,150,000 AR State Hosp. Equip. Fin. Auth. VRDN (Baptist Hlth.),
                    MBIA, 1.53s, 11/1/10                                                  VMIG1           3,150,000
          3,175,000 Northwest Regl. Arpt. Auth. Rev. Bonds, 7 5/8s, 2/1/27                BB/P            3,218,656
                                                                                                      -------------
                                                                                                         10,517,281

California (4.7%)
-------------------------------------------------------------------------------------------------------------------
         15,500,000 Alameda, Corridor Trans. Auth. Rev. Bonds, Ser. 99-A,
                    MBIA, zero %, 10/1/31                                                 Aaa             2,828,750
          9,606,000 Irvine, 1915 Impt. Bd. Act VRDN (Assmt. Dist.
                    No. 94-13), 2 1/4s, 9/2/22                                            VMIG1           9,606,000
         18,900,000 Los Angeles Cnty., Sanitation Dist. Fin. Auth. Rev.
                    Bonds (Capital Projects), Ser. A, MBIA, 5s, 10/1/23                   Aaa            18,120,375
          7,000,000 Los Angeles, Regl. Arpt. Impt. Rev. Bonds
                    (United Airlines, Inc.), Ser. G, 8.8s, 11/15/21                       B+              5,836,250
                    San Joaquin Hills, Trans. Corridor Agcy. Toll Road Rev.
                    Bonds
         21,000,000 Ser. A, MBIA, zero %, 1/15/36                                         Aaa             2,940,000
         53,760,000 zero %, 1/1/24                                                        Aaa            16,262,400
         27,400,000 zero %, 1/1/18                                                        Aaa            11,850,500
         17,690,000 San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds
                    (Merged Area Redev.), MBIA, 5s, 8/1/20                                Aaa            17,424,650
                                                                                                      -------------
                                                                                                         84,868,925

Colorado (0.5%)
-------------------------------------------------------------------------------------------------------------------
          3,750,000 CO Springs Hosp. Rev. Bonds, 6 3/8s, 12/15/30                         A3              3,825,000
                    Denver, City & Cnty. Arpt. Rev. Bonds, Ser. B
          3,980,000 7 1/4s, 11/15/23                                                      A2              4,117,788
          1,020,000 7 1/4s, 11/15/23 (Prerefunded)                                        Aaa             1,072,061
                                                                                                      -------------
                                                                                                          9,014,849

Connecticut (1.3%)
-------------------------------------------------------------------------------------------------------------------
          8,000,000 CT State Dev. Auth. Poll. Control Rev. Bonds
                    (Western MA), Ser. A, 5.85s, 9/1/28                                   A3              8,020,000
                    Mashantucket, Wertern Pequot Tribe 144A Rev.
                    Bonds, Ser. A
          7,565,000 6.4s, 9/1/11                                                          Baa2            7,952,706
          7,435,000 6.4s, 9/1/11(Prerefunded)                                             Aaa             8,373,669
                                                                                                      -------------
                                                                                                         24,346,375

District of Columbia (6.0%)
-------------------------------------------------------------------------------------------------------------------
                    DC G.O. Bonds, Ser. A
         39,250,000 6 3/8s, 6/1/26                                                        AAA            43,960,000
         38,175,000 6s, 6/1/26                                                            Baa1           39,129,375
          7,000,000 DC IFB, (Georgetown U.) 11.12s, 4/25/02                               A2              7,280,000
                    District of Columbia, Tobacco Settlement Fin.
                    Corp. Rev. Bonds
          9,000,000 6 3/4s, 5/15/40                                                       A1              9,472,500
          7,500,000 6 1/2s, 5/15/33                                                       A1              7,950,000
                                                                                                      -------------
                                                                                                        107,791,875

Florida (4.1%)
-------------------------------------------------------------------------------------------------------------------
         11,010,000 FL State Gen. Svcs., 8 1/4s, 7/1/17
                    (acquired 9/28/98, cost $14,269,960) (RES)                            AAA/P          13,528,538
            400,000 FL VRDN (Gulf Coast U.), 1.55s, 8/1/30                                VMIG1             400,000
          5,530,000 Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
                    7 1/4s, 10/1/29                                                       BBB-/P          5,771,938
         18,500,000 Hernando Cnty. Rev. Bonds (Criminal Justice
                    Complex Fin.), FGIC, 7.65s, 7/1/16 (SEG)                              Aaa            23,471,875
         16,375,000 Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Indian Cogeneration), Ser. A, 7 7/8s, 12/15/25                       Baa3           17,152,813
          3,700,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.7s, 11/15/19                       BB              3,168,125
                    Oakstead Cmnty. Dev. Dist. Cap. Impt., Rev. Bonds
          1,175,000 Ser. A, 7.2s, 5/1/32                                                  BB/P            1,207,313
          3,000,000 Ser. B, 6 1/2s, 5/1/07                                                BB/P            3,045,000
                    Tampa, Util. Tax & Special Rev. Bonds, AMBAC
          1,500,000 6s, 10/1/09                                                           AAA             1,659,375
          1,500,000 6s, 10/1/08                                                           AAA             1,657,500
          2,500,000 6s, 10/1/07                                                           AAA             2,734,375
                                                                                                      -------------
                                                                                                         73,796,852

Georgia (3.3%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Fulton Cnty., Residential Care VRDN
                    (Lenbrook Square Foundation), 1 1/4s, 1/1/18                          A-1+            4,000,000
                    GA Muni. Elec. Pwr. Auth. Rev. Bonds
         10,000,000 Ser. B, FGIC, 8 1/4s, 1/1/11                                          Aaa            12,575,000
         20,500,000 Ser. Y, AMBAC, 6.4s, 1/1/13                                           AAA            23,370,000
          1,200,000 Ser. Y, AMBAC, 6.4s, 1/1/13 (Prerefunded)                             AAA             1,369,500
         10,460,000 GA State G.O. Bonds, Ser. D, 6.8s, 8/1/11                             Aaa            12,290,500
          5,000,000 GA State Private College & U. Auth. Rev. Bonds
                    (Emory U.), Ser. A, 5 1/2s, 11/1/31                                   Aa1             5,081,250
                                                                                                      -------------
                                                                                                         58,686,250

Hawaii (1.2%)
-------------------------------------------------------------------------------------------------------------------
                    HI State G.O. Bonds, Ser. CY, FSA
         10,000,000 5 1/2s, 2/1/12                                                        Aaa            10,637,500
         10,000,000 5 1/2s, 2/1/11                                                        Aaa            10,662,500
                                                                                                      -------------
                                                                                                         21,300,000

Illinois (3.2%)
-------------------------------------------------------------------------------------------------------------------
                    Chicago Board of Ed. Board of Ed. G.O. Bonds,
                    Ser. A, FGIC
          5,400,000 zero %, 12/1/17                                                       Aaa             2,301,750
          7,750,000 zero %, 12/1/16                                                       Aaa             3,526,250
         14,500,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 8.2s, 12/1/24                              BB             14,210,000
          9,250,000 Chicago, O'Hare Intl. Arpt. Rev. Bonds
                    (United Airlines, Inc.), Ser. C, 6.3s, 5/1/16                         Caa1            5,677,188
          3,000,000 Chicago, Wtr. Rev. Bonds, AMBAC, 5 3/4s, 11/1/30                      Aaa             3,176,250
          2,765,000 Huntley, Special Tax Special Tax Rev. Bonds
                    (Srvs. Area No. 9), Ser. A, 7 3/4s, 3/1/28                            BB+/P           2,851,406
         13,000,000 IL Dev. Fin. Auth. Rev. Bonds 5.85s, 2/1/07                           BBB            13,520,000
             25,000 IL Hlth. Fac. Auth. Rev. Bonds (Cmnty. Rehab.
                    Providers Fac.), 8 3/4s, 7/1/11                                       B/P                25,345
          1,800,000 IL Hlth. Fac. Auth. VRDN (Rehab Inst. Chicago Project),
                    1 1/2s, 4/1/32                                                        A-1+            1,800,000
                    Illinois State G.O. Bonds
          5,500,000 FGIC, 6s, 11/1/26                                                     Aaa             6,153,125
          3,650,000 FSA, 5 3/8s, 10/1/12                                                  Aaa             3,869,000
                                                                                                      -------------
                                                                                                         57,110,314

Indiana (1.4%)
-------------------------------------------------------------------------------------------------------------------
          9,000,000 Fort Wayne, Hosp. Auth. Rev. Bonds
                    (Parkview Hlth. Syst., Inc.), MBIA, 4 3/4s, 11/15/28                  Aaa             8,077,500
          4,150,000 IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
                    (USX Corp.), 5.6s, 12/1/32                                            Baa1            3,693,500
         20,000,000 Indianapolis, Arpt. Auth. Special Fac. Rev. Bonds
                    (United Airlines, Inc.), Ser. A, 6 1/2s, 11/15/31                     B+             13,575,000
                                                                                                      -------------
                                                                                                         25,346,000

Iowa (0.2%)
-------------------------------------------------------------------------------------------------------------------
          3,800,000 IA Fin. Auth VRDN (Wheaton Franciscan), Ser. B,
                    MBIA, 1.44s, 8/15/24                                                  A-1+            3,800,000

Kansas (1.9%)
-------------------------------------------------------------------------------------------------------------------
         18,200,000 Burlington, Poll. Control IFB (KS Gas & Electric),
                    Ser. 91-4, MBIA, 3s, 6/1/31 (acquired various dates
                    from 6/20/94 to 2/14/91, cost $20,181,360) (RES)                      Aaa            19,019,000
          4,100,000 Kansas City, Elec. & Wtr. VRDN, 1.35s, 8/1/15                         VMIG1           4,100,000
         11,200,000 KS Dev. Fin. Auth. Lease VRDN (Shalom Oblig.
                    GRP-BB), 1 1/4s, 11/15/28                                             A-1+           11,200,000
                                                                                                      -------------
                                                                                                         34,319,000

Kentucky (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,750,000 KY State Property & Bldg. Comm. Rev. Bonds
                    (No. 74), FSA, 5 1/4s, 2/1/07                                         Aaa             1,839,688

Louisiana (3.0%)
-------------------------------------------------------------------------------------------------------------------
          8,500,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds (Lake Charles
                    Memorial Hosp. Project), 8 5/8s, 12/1/30                              B+/P            8,627,500
         17,800,000 Lake Charles, Harbor & Term Dist. Port Fac. Rev
                    Bonds (Trunkline Co.), 7 3/4s, 8/15/22                                A3             18,624,674
          8,700,000 Plaquemines Port Harbor & Terminal Dist. Marine
                    Term Fac. Rev. Bonds (Electro-Coal-A), 5s, 9/1/07                     A3              8,721,750
         10,000,000 Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 2001B,
                    5 7/8s, 5/15/39                                                       A1              9,462,500
          8,565,000 W. Feliciana Parish, Poll. Control Rev. Bonds
                    (Gulf States Util. Co.), Ser. III, 7.7s, 12/1/14                      Ba1             8,851,585
                                                                                                      -------------
                                                                                                         54,288,009

Maine (0.7%)
-------------------------------------------------------------------------------------------------------------------
         11,935,000 Bucksport Solid Waste Disp. Rev. Bonds
                    (Champion Intl. Corp.), 6 1/4s, 5/1/10                                Baa2           12,233,375

Maryland (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Howard Cnty. Rev. Bonds, Ser. A, 8s, 5/15/29                          BB-/P           4,968,750

Massachusetts (4.8%)
-------------------------------------------------------------------------------------------------------------------
                    MA Dev. Fin. Agcy. Rev. Bonds
          5,000,000 (Semass Syst.), Ser. A, MBIA, 5 5/8s, 1/1/13                          Aaa             5,293,750
          6,500,000 Ser. A, MBIA, 5 1/2s, 1/1/11                                          Aaa             6,857,500
                    MA State G.O. Bonds
          2,000,000 Ser. B, VRDN, 1.45s, 1/1/21                                           VMIG1           2,000,000
         11,595,000 Ser. 25, 8.22s, 11/1/11 (acquired 8/13/98,
                    cost $14,388,236) (RES)                                               Aa2            14,261,850
          6,450,000 MA State Hlth. & Edl. Fac. Auth. IFB (St. Elizabeth
                    Hosp.), Ser. E, FSA, 10.17s, 8/12/21                                  Aaa             6,731,414
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          3,500,000 (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                              Baa2            3,430,000
          5,370,000 (Worcester Polytech Inst.), Ser. E, 6 5/8s, 9/1/17                    AAA             5,583,028
          7,000,000 AMBAC, 6.55s, 6/23/22                                                 Aaa             7,612,500
          6,000,000 (Caritas Christian Oblig. Group), Ser. A,
                    5 5/8s, 7/1/20                                                        Baa2            5,452,500
          5,700,000 MA State Port Auth. Rev. Bonds, 13s, 7/1/13                           AAA/P           8,101,125
         20,000,000 MA State Rev. Bonds (Grant Anticipation Notes),
                    Ser. A, MBIA, 5 1/2s, 6/15/13                                         Aaa            21,375,000
                                                                                                      -------------
                                                                                                         86,698,667

Michigan (2.8%)
-------------------------------------------------------------------------------------------------------------------
          4,400,000 Detroit, Loc. Dev. Fin. Auth. Tax Increment Rev.
                    Bonds, Ser. A, 5 1/2s, 5/1/21                                         BB-             3,740,000
          5,000,000 MI State Hosp. Fin. Auth. Rev. Bonds (Sinai Hosp.),
                    6.7s, 1/1/26                                                          A-              4,768,750
                    MI State Strategic Fund Solid Waste Disp. Rev. Bonds
          5,000,000 (Genesee Pwr. Station), 7 1/2s, 1/1/21                                BB+/P           5,000,000
         10,000,000 (SD Warren Co.), Ser. C, 7 3/8s, 1/15/22                              BB/P           10,337,500
                    MI State Strategic Fund Ltd. Rev. Bonds
                    (Detroit Edison Poll. Control)
          5,000,000 5.65s, 9/1/29                                                         A3              4,818,750
          8,000,000 5.45s, 9/1/29                                                         A3              7,650,000
          6,745,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/13                      BBB-            5,792,269
          9,465,000 Wayne Charter Cnty., Special Arpt. Fac. Rev. Bonds
                    (Northwest Airlines Inc.), 6 3/4s, 12/1/15                            B+/P            8,352,863
                                                                                                      -------------
                                                                                                         50,460,132

Minnesota (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,430,000 Arden Hills VRDN (Presbyterian Homes), Ser. A,
                    1.35s, 9/1/29                                                         A-1+            1,430,000
          4,010,000 Martin Cnty., Hosp. Rev. Bonds (Fairmont Cmnty.
                    Hosp.), 6 5/8s, 9/1/22                                                BBB-/P          3,854,613
          2,900,000 Minneapolis & St. Paul Metropolitan Arpts. Comm.
                    Rev. Bonds (North West Airlines, Inc.), Ser. A,
                    7s, 4/1/25                                                            B+/P            2,421,500
          3,875,000 Minneapolis & St. Paul, Hsg. & Redev. Auth. VRDN
                    (Children's Hlth. Care), 1.3s, 8/15/25                                VMIG1           3,875,000
                                                                                                      -------------
                                                                                                         11,581,113

Mississippi (0.8%)
-------------------------------------------------------------------------------------------------------------------
          2,610,000 Jackson Cnty., FRB, 1 1/4s, 12/1/16                                   Aa2             2,610,000
         11,310,000 Jackson Cnty., Poll. Control VRDN
                    (Chevron U.S.A., Inc.), 2.6s, 6/1/23                                  VMIG1          11,310,000
                                                                                                      -------------
                                                                                                         13,920,000

Missouri (1.2%)
-------------------------------------------------------------------------------------------------------------------
                    MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
         14,400,000 (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                            Aa3            15,660,000
          2,500,000 (St. Anthony's Med. Ctr.), 6 1/4s, 12/1/30                            A2              2,578,125
          3,500,000 (St. Anthony's Med. Ctr.), 6 1/8s, 12/1/19                            A2              3,591,875
                                                                                                      -------------
                                                                                                         21,830,000

Montana (1.0%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 MT State Board Inv. Exempt Fac. Rev. Bonds
                    (Still Water Mining Project), 8s, 7/1/20                              Ba2             3,970,000
         12,900,000 MT State Hlth. Fac. Auth. Hosp. IFB (Deaconess
                    Med. Ctr.), Ser. B, AMBAC, 8.181s, 3/8/16                             Aaa            13,200,183
                                                                                                      -------------
                                                                                                         17,170,183

Nebraska (0.6%)
-------------------------------------------------------------------------------------------------------------------
          9,000,000 NE Investment Fin. Auth. Hosp. IFB
                    (Bishop Clarkson Hosp.), MBIA, 10.197s, 12/8/16                       Aaa             9,421,020
          1,850,000 NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                    GNMA Coll., 9.159s, 9/15/24                                           Aaa             2,055,498
                                                                                                      -------------
                                                                                                         11,476,518

Nevada (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,590,000 Clark Cnty., Rev. Bonds (Las Vegas McCarran Intl. Arpt.),
                    AMBAC, 6.15s, 7/1/07                                                  Aaa             1,733,100
                    Director St. Nev. Dept. Business & Industry, Rev. Bonds,
                    (Las Vegas Monorail)
          6,500,000 (2nd Tier), 7 3/8s, 1/1/40                                            BB-/P           6,264,375
          7,000,000 (1st Tier), AMBAC, 5 3/8s, 1/1/40                                     Aaa             6,772,500
          3,500,000 Truckee Meadows Wtr. Auth. Rev. Bonds, Ser. A,
                    FSA, 5 1/2s, 7/1/11                                                   Aaa             3,731,875
                                                                                                      -------------
                                                                                                         18,501,850

New Hampshire (1.0%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 NH Higher Ed. & Hlth. Fac. Auth. VRDN
                    (VHA New England, Inc.), Ser. E, AMBAC,
                    1.6s, 12/1/25                                                         A-1+            2,000,000
          4,000,000 NH Hlth. & Ed. Fac. Auth. Rev. Bonds
                    (Healthcare Syst.-Conenant Hlth.), 6 1/8s, 7/1/31                     A-              3,835,000
         10,500,000 NH State Tpk. Sys. IFB, FGIC, 10.245s, 11/1/17                        Aaa            12,718,125
                                                                                                      -------------
                                                                                                         18,553,125

New Jersey (2.4%)
-------------------------------------------------------------------------------------------------------------------
          2,150,000 NJ Econ. Dev. Auth. Rev. Bonds (Cedar Crest
                    Vlg. Inc. Fac.), Ser. A, 7 1/4s, 11/15/31                             BB-/P           2,061,313
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          5,000,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            5,331,250
         13,500,000 (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/27                               BB/P           13,567,500
          4,800,000 (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/14                               BB/P            4,866,000
            500,000 (Atlantic City Med. Ctr.), 5 3/4s, 7/1/25                             BB/P              493,015
                    NJ State Trans. Trust Fund Auth. Rev. Bonds
          6,250,000 (Trans. Syst.), MBIA, 6 1/2s, 6/15/10                                 Aaa             7,109,375
          3,750,000 (Trans. Syst.), Ser. B, MBIA, 6 1/2s, 6/15/10                         Aaa             4,303,125
          5,000,000 Ser. A, 5 5/8s, 6/15/14                                               AA              5,418,750
                                                                                                      -------------
                                                                                                         43,150,328

New Mexico (0.2%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Farmington, VRDN (Az. Pub. Svc. Co.), Ser. B,
                    1.3s, 9/1/24                                                          A-1+            3,500,000

New York (12.3%)
-------------------------------------------------------------------------------------------------------------------
         12,500,000 Long Island, Pwr. Auth. NY Elec. Syst. IFB, 7 1/4s,
                    12/1/24 (acquired 5/19/98, cost $13,587,500) (RES)                    BBB+/P         13,140,625
         10,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                    Ser. A, FSA, 5 1/2s, 12/1/13                                          Aaa            10,800,000
          6,000,000 Metropolitan Trans. Auth. Fac. Rev. Bonds, Ser. A,
                    FGIC, 5 7/8s, 4/1/25                                                  Aaa             6,307,500
                    Nassau Cnty., Hlth. Care Corp. Rev. Bonds, FSA
          5,000,000 6s, 8/1/15                                                            Aaa             5,493,750
          4,410,000 6s, 8/1/14                                                            Aaa             4,884,075
                    NY City, G.O. Bonds
         13,235,000 Ser. B, MBIA, 6 1/2s, 8/15/10                                         AAA            15,071,356
          6,765,000 Ser. D, MBIA, 6 1/2s, 11/1/09                                         Aaa             7,678,275
          6,475,000 Ser. B, 5 1/2s, 12/1/12                                               A2              6,742,094
          5,000,000 NY City, Indl. Dev. Agcy. Civic Fac. Rev
                    (Polytechnic U. ), 6s, 11/1/20                                        Baa3            5,125,000
         10,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds (Visy Paper Inc.),
                    7.95s, 1/1/28                                                         B+/P           10,450,000
          7,875,000 NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                    (British Airways), 5 1/4s, 12/1/32                                    BBB-            5,837,344
          2,800,000 NY City, NY State Dorm. Auth. Lease Rev. Bonds
                    (Court Fac.), 6s, 5/15/39                                             A               2,950,500
         23,000,000 NY State Dorm. Auth. Cap. Appn. Rev. Bonds
                    (State U.), Ser. B, MBIA, zero %, 5/15/09                             Aaa            16,847,500
                    NY State Dorm. Auth. Rev. Bonds
         10,900,000 (U. Syst. Construction), Ser. A, 6s, 7/1/20                           AA-            11,935,500
          7,500,000 (State U. Edl. Facs.), MBIA, 6s, 5/15/16                              AAA             8,221,875
          7,000,000 (State U. Edl. Facs.), MBIA, 6s, 5/15/15                              AAA             7,743,750
         12,485,000 (U. Syst. Construction), Ser. A, 5 3/4s, 7/1/18                       AA-            13,390,163
         23,100,000 (State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19                         AA-            24,052,875
          7,000,000 NY State Hwy. & Bridge Auth. Hwy. & Bridge Rev.
                    Bonds, Ser. B, FGIC, 5 1/2s, 4/1/10                                   Aaa             7,516,250
          2,000,000 NY State Pwr. Auth. Rev. Bonds, 5s, 11/15/06                          Aa2             2,115,000
                    NYC Indl. Dev. Agcy. Special Arpt. Fac. Rev. Bonds
                    (JFK I LLC Project), Ser. A
         11,500,000 6s, 7/1/27                                                            Baa3           11,111,875
         10,500,000 5 1/2s, 7/1/28                                                        Baa3            9,581,250
                    Port Auth. NY & NJ Rev. Bonds
          6,000,000 (Kennedy Intl. Arpt. - 5th Installment),
                    6 3/4s, 10/1/19                                                       BB/P            6,150,000
          3,075,000 (Kennedy Intl. Arpt. - 4th Installment),
                    6 3/4s, 10/1/11                                                       BB/P            3,221,063
                    Syracuse, G.O. Bonds (Pub. Impt.), Ser. A, FSA
          1,200,000 6s, 4/15/13                                                           Aaa             1,302,000
          1,150,000 6s, 4/15/12                                                           Aaa             1,252,063
          1,075,000 6s, 4/15/11                                                           Aaa             1,174,438
          1,025,000 6s, 4/15/10                                                           Aaa             1,122,375
                                                                                                      -------------
                                                                                                        221,218,496

North Carolina (5.4%)
-------------------------------------------------------------------------------------------------------------------
                    NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
         11,680,000 Ser. C, MBIA, 7s, 1/1/13                                              Aaa            13,680,200
          5,000,000 Ser. D, 6 3/4s, 1/1/26                                                BBB             5,287,500
         10,000,000 MBIA, 6s, 1/1/18                                                      AAA            10,925,000
         19,700,000 NC Eastern Muni. Pwr. Agcy. Syst. IFB, FGIC, 9.278s,
                    1/1/25 (acquired various dates from 12/28/93
                    to 4/12/95, cost $23,983,708) (RES)                                   Aaa            23,541,500
          5,000,000 NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. A,
                    5 3/4s, 1/1/26                                                        BBB             4,787,500
          2,500,000 NC Med. Care Cmnty. Healthcare Facs. Rev. Bonds
                    (1st Mtge. - Presbyterian Homes), 7s, 10/1/31                         BB+/P           2,578,125
                    NC Med. Care Comm. Retirement Fac. Rev. Bonds
          3,000,000 (United Methodist Home), 7 1/8s, 10/1/23                              BB/P            3,007,500
          3,000,000 (First Mtg.-Forest at Duke Project), 6 3/8s, 9/1/32                   BB+/P           2,925,000
         29,000,000 NC State Muni. Pwr. Agcy. Rev. Bonds
                    (No. 1 Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                         Baa1           30,051,250
                                                                                                      -------------
                                                                                                         96,783,575

Ohio (0.6%)
-------------------------------------------------------------------------------------------------------------------
         13,395,000 Hamilton Cnty., Rev. Bonds (Sales Tax), Ser. B,
                    AMBAC, zero %, 12/1/28                                                Aaa             2,963,644
          1,389,911 Lake Cnty. Indl. Dev. Rev. Bonds (Madison Inn Hlth.
                    Ctr.), FHA Insd., 12s, 5/1/14                                         A-/P            1,392,871
          2,000,000 OH State Air Quality Dev. Auth. Rev. Bonds
                    (OH Edison Project), Ser. A, 4.85s, 2/1/15                            Baa2            2,015,880
          4,000,000 Ohio State Wtr. Dev. Auth. Rev. Bonds
                    (Cleveland Electric), 6.1s, 8/1/20                                    Baa2            3,965,000
                                                                                                      -------------
                                                                                                         10,337,395

Oklahoma (1.0%)
-------------------------------------------------------------------------------------------------------------------
         15,000,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth. Care),
                    Ser. A, 5 5/8s, 8/15/29                                               B2             11,175,000
          6,000,000 OK State Ind. Dev. Auth. Rev. Bonds (Hlth. Syst.-
                    Oblig. Group), Ser. A, MBIA, 5 3/4s, 8/15/29                          Aaa             6,195,000
                                                                                                      -------------
                                                                                                         17,370,000

Oregon (0.3%)
-------------------------------------------------------------------------------------------------------------------
          5,540,000 OR State Hsg. & Cmnty. Services Dept. Rev. Bonds
                    (Single Family Mtg.), Ser. J, 4.7s, 7/1/30                            Aa2             5,484,600

Pennsylvania (4.2%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Allegheny Cnty., Sanitation Auth. Rev. Bond, MBIA,
                    5 1/2s, 12/1/30                                                       Aaa             3,041,250
          8,250,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-            8,765,625
          7,560,000 Clearfield Hosp. Auth. Rev. Bonds (Clearfield Hosp.),
                    6 7/8s, 6/1/16                                                        BBB             7,682,850
          2,780,000 PA G.O. Bonds, FGIC, zero %, 12/1/20                                  Aaa               986,900
          1,000,000 PA Econ. Dev. Fin. Auth. Rev. Bonds (Amtrak Project),
                    Ser. A, 6 1/4s, 11/1/31                                               A3                983,750
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds
          6,000,000 Ser. D, 7.15s, 12/1/18                                                BBB-            6,262,500
         10,000,000 (Clover), Ser. D, 7 1/8s, 12/1/15                                     BBB-           10,450,000
         12,700,000 Ser. A, 6.4s, 1/1/09                                                  BBB-           12,874,625
         20,000,000 PA State, Tpk. Comm. Oil Franchise Tax Rev. Bonds,
                    Ser. B, AMBAC, 4 3/4s, 12/1/27                                        Aaa            18,100,000
          3,485,000 Philadelphia Auth. for Indl. Dev. Rev. Bonds, Ser. B,
                    FSA, 5 1/4s, 10/1/10                                                  Aaa             3,681,031
          2,000,000 Philadelphia School Dist. G.O. Bonds, Ser. A, FSA,
                    5 1/2s, 2/1/22                                                        Aaa             2,037,500
          5,613,153 Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
                    Bonds (Graduate Hlth. Syst.), 7 1/4s,
                    7/1/10 (In default) (NON)                                             Ca                  7,016
                                                                                                      -------------
                                                                                                         74,873,047

Puerto Rico (2.1%)
-------------------------------------------------------------------------------------------------------------------
          9,735,000 Cmnwlth. of PR, G.O. Bonds, FGIC, 5 1/2s, 7/1/13                      Aaa            10,538,138
          7,500,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA,
                    1.36s, 12/1/15                                                        VMIG1           7,500,000
                    Cmnwlth. of PR, Hwy & Trans. Auth. Rev. Bonds,
                    MBIA
          6,700,000 6 1/4s, 7/1/12                                                        Aaa             7,688,250
          5,000,000 Ser. B, 5 7/8s, 7/1/35                                                Aaa             5,418,750
          6,500,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. JJ, XLCA,
                    5 3/8s, 7/1/16                                                        AAA             6,946,875
                                                                                                      -------------
                                                                                                         38,092,013

South Carolina (1.5%)
-------------------------------------------------------------------------------------------------------------------
          3,635,000 Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Stone Container Corp.), 7 3/8s, 2/1/07                               B/P             3,657,710
                    SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser. B
          8,000,000 6 3/8s, 5/15/30                                                       A1              8,140,000
         15,250,000 6 3/8s, 5/15/28                                                       A1             15,516,875
                                                                                                      -------------
                                                                                                         27,314,585

Tennessee (0.9%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Elizabethton, Hlth. & Edl. Facs. Board Rev. Bonds
                    (Hosp. Ref. & Impt.), Ser. B, 8s, 7/1/33                              AAA             3,330,000
                    Johnson City, Hlth. & Edl. Fac. Hosp. Board Rev.
                    Bonds (Mtn. States Hlth.), Ser. A
          7,000,000 7 1/2s, 7/1/33                                                        Baa2            7,481,250
          5,000,000 7 1/2s, 7/1/25                                                        Baa2            5,343,750
            500,000 Shelby Cnty. Hlth. Edl. & Hsg. Fac. Board Rev. Bonds
                    (Methodist Healthcare), 6 1/2s, 9/1/26                                Baa1              493,750
                                                                                                      -------------
                                                                                                         16,648,750

Texas (11.6%)
-------------------------------------------------------------------------------------------------------------------
          4,250,000 Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Sears Methodist Retirement), Ser. A,
                    5 7/8s, 11/15/18                                                      BB+/P           3,713,438
         15,000,000 Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 7 1/2s, 12/1/29                            BB             14,381,250
          3,000,000 Bexar Cnty., Housing Fin. Auth. Corp. Rev. Bonds
                    (American Opty-Waterford), Ser. A1, 7s, 12/1/36                       A3              3,003,750
         15,000,000 Dallas Cnty., G.O. Bonds (Flood Control Dist. #1),
                    8.5s, 4/1/16                                                          D/P            15,000,000
          8,000,000 Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp. Rev.
                    Bonds (American Airlines, Inc.), 6 3/8s, 5/1/35                       BB              6,480,000
          4,200,000 Grapevine Indl. Dev. VRDN (Multiple Mode
                    American Airlines), 1.3s, 12/1/24                                     VMIG1           4,200,000
         16,250,000 Gulf Coast, Waste Disposal Auth. Rev. Bonds
                    (Champion Intl. Corp.), 7.45s, 5/1/26                                 Baa2           16,773,738
         12,555,000 Harris Cnty., Hlth. Facs. Dev. Corp. Rev. Bonds
                    (Christus Hlth.), Ser. A, 5 5/8s, 7/1/12                              Aaa            12,900,263
                    Harris Cnty., Houston Sports Auth. Rev. Bonds
         30,000,000 Ser. B, MBIA, 5 1/4s, 6/1/29                                          Aaa            28,650,000
         20,000,000 Ser. A, MBIA, zero %, 11/15/34                                        Aaa             2,950,000
                    Houston, Arpt. Syst. Rev. Bonds (Continental
                    Airlines, Inc.)
         10,880,000 Ser. B, 5.7s, 7/15/29                                                 BB-             7,874,400
          8,000,000 Ser. C, 5.7s, 7/15/29                                                 BB-             5,790,000
          5,000,000 Houston, Wtr. & Swr. Rev. Bonds, Ser. A, FSA,
                    5 3/4s, 12/1/32                                                       Aaa             5,356,250
          3,700,000 Lone Star Arpt. Impt. Auth. VRDN, 1.31s, 12/1/14                      VMIG1           3,700,000
         10,460,000 Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Memorial Hlth. Syst. of East TX), 6 7/8s, 2/15/26                    BBB-            9,740,875
          9,000,000 North Central Hlth. Fac. Dev. Corp. VRDN
                    (Dates-Hosp. Prsbytrn Med. Ctr. D), 1.31s, 12/1/15                    VMIG1           9,000,000
          6,500,000 Texas State Indl. Dev. Corp. Rev. Bonds
                    (Arco Pipelines Co.), 7 3/8s, 10/1/20                                 Aa1             7,808,125
                    TX State Rev. Bonds
         20,800,000 6.2s, 9/30/11                                                         Aa1            23,400,000
         15,000,000 Ser. A-L32, 3 3/4s, 8/29/02                                           Aa1            15,122,550
         10,000,000 TX State Tpk. Auth. Rev. Bonds, FGIC, 5 1/2s, 1/1/15                  Aaa            10,375,000
                    TX Technical University Revenues Rev. Bonds
                    (Fing Syst.), Ser. 7th, MBIA
          1,000,000 5s, 8/15/08                                                           Aaa             1,042,500
          1,000,000 5s, 8/15/07                                                           Aaa             1,042,500
                                                                                                      -------------
                                                                                                        208,304,639

Utah (1.5%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Salt Lake City, Hosp. Rev. Bonds (IHC Hosps. Inc.),
                    Ser. A, 8 1/8s, 5/15/15                                               AAA             6,325,000
         19,065,000 Utah Rev. Bonds (UT State Pwr. Supply), Ser. B,
                    MBIA, 6 1/2s, 7/1/09                                                  Aaa            21,424,294
                                                                                                      -------------
                                                                                                         27,749,294

Vermont (0.4%)
-------------------------------------------------------------------------------------------------------------------
          7,600,000 VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                    (Hosp. Med. Ctr.), FGIC, 6 1/4s, 9/1/19                               Aaa             7,989,500

Virginia (2.7%)
-------------------------------------------------------------------------------------------------------------------
         10,500,000 Henrico Cnty., Indl. Dev. Auth. IFB (Bon Secours
                    Hlth. Syst.), FSA, 8.988s, 8/23/27                                    Aaa            12,285,000
          7,500,000 Pocahontas Pkwy. Assn. Toll Rd. Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa3            5,146,875
         27,200,000 Winchester, Indl. Dev. Auth. IFB (Winchester
                    Med. Ctr.), AMBAC, 5s, 1/21/14                                        Aaa            30,770,000
                                                                                                      -------------
                                                                                                         48,201,875

Washington (1.4%)
-------------------------------------------------------------------------------------------------------------------
         12,000,000 King Cnty. School Dist. G.O. Bonds, FSA, 5 1/2s,
                    12/1/12                                                               Aaa            12,780,000
         13,040,000 WA State Hlth Care Facs. Auth. VRDN
                    (VA Mason Med. Ctr.), Ser. B, 1.31s, 2/15/27                          VMIG1          13,040,000
                                                                                                      -------------
                                                                                                         25,820,000

Wyoming (0.6%)
-------------------------------------------------------------------------------------------------------------------
         11,400,000 Unita Cnty. VRDN (Chevron USA Inc. Project),
                    1 1/4s, 8/15/20                                                       VMIG1          11,400,000
                                                                                                     --------------
                    Total Municipal Bonds and Notes (cost $1,732,426,321)                            $1,777,748,397

PREFERRED STOCKS (0.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Charter Mac. Equity Trust 144A Ser. A, 6.625% cum.
                    pfd. (acquired 6/11/99, cost $4,000,000) (RES)                                   $    4,055,000
          4,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B, 7 3/4s                           4,205,000
          6,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC 144A
                    6.875% cum. pfd. (acquired 5/7/99, cost $6,000,000) (RES)                             6,142,500
                                                                                                     --------------
                    Total Preferred Stocks (cost $14,000,000)                                        $   14,402,500
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,746,426,321 (b)                                       $1,792,150,897
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,801,487,063.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $1,746,426,329, resulting in gross unrealized appreciation and depreciation of $132,531,603 and $86,807,035, respectively, or net unrealized appreciation of $45,724,568.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2002 was $97,654,638 or 5.4% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March
      31, 2002.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at March 31, 2002, which are subject to change based on the terms of the security.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at March 31, 2002.

      The fund had the following industry group concentrations greater than 10% at March 31, 2002 (as a percentage of net assets):

        Hospitals/Health care      22.1%
        Transportation             18.5
        Utilities                  16.2

      The fund had the following insurance concentration greater than 10% at March 31, 2002 (as a percentage of net assets):

        MBIA                       16.4%

------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 2002
                                   Aggregate Face  Expiration     Unrealized
                     Total Value        Value        Date        Appreciation
------------------------------------------------------------------------------
Muni Bond Future
(Short)              $20,206,250     $20,256,243    Jun-02          $49,993
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
March 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,746,426,321) (Note 1)                                    $1,792,150,897
-------------------------------------------------------------------------------------------
Cash                                                                                720,420
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   31,056,523
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,205,040
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             87,500
-------------------------------------------------------------------------------------------
Total assets                                                                  1,825,220,380

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             3,476,562
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 14,213,505
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        2,586,341
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,238,375
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          123,838
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       108,039
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          6,139
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              936,091
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               44,427
-------------------------------------------------------------------------------------------
Total liabilities                                                                23,733,317
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,801,487,063

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,779,505,140
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (2,804,830)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (20,987,816)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       45,774,569
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,801,487,063

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,648,490,975 divided by 191,260,881 shares)                                        $8.62
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.62)*                                $9.05
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($134,086,907 divided by 15,556,017 shares)***                                        $8.62
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($9,537,079 divided by 1,105,524 shares) ***                                          $8.63
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($9,372,102 divided by 1,084,506 shares)                                              $8.64
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.64)**                               $8.93
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended March 31, 2002 (Unaudited)
Tax exempt interest income:                                                     $54,857,959
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,545,504
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      635,978
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    60,210
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     12,610
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,671,541
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               622,532
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                43,480
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                23,994
-------------------------------------------------------------------------------------------
Other                                                                               283,664
-------------------------------------------------------------------------------------------
Total expenses                                                                    7,899,513
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (87,700)
-------------------------------------------------------------------------------------------
Net expenses                                                                      7,811,813
-------------------------------------------------------------------------------------------
Net investment income                                                            47,046,146
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  5,034,607
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   2,087,288
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts
during the period                                                               (52,848,097)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (45,726,202)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $1,319,944
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         March 31          September 30
                                                                            2002*                  2001
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $47,046,146          $102,619,408
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                        7,121,895             4,194,415
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             (52,848,097)           57,114,065
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    1,319,944           163,927,888
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From net investment income
   Class A                                                            (43,744,242)          (91,316,577)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (3,362,136)           (8,411,204)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (191,625)             (174,880)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (236,490)             (497,144)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           (4,414,725)           15,882,967
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (50,629,274)           79,411,050

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 1,852,116,337         1,772,705,287
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income of $2,804,830 and $2,316,483
respectively)                                                      $1,801,487,063        $1,852,116,337
-------------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                      ended
Per-share                            March 31
operating performance              (Unaudited)                       Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.84        $8.53        $8.62        $9.30        $9.12        $8.76
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .23          .50          .50          .47          .45          .48
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.22)         .30         (.09)        (.66)         .19          .36
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .01          .80          .41         (.19)         .64          .84
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.23)        (.49)        (.50)        (.46)        (.46)        (.48)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.03)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.23)        (.49)        (.50)        (.49)        (.46)        (.48)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.62        $8.84        $8.53        $8.62        $9.30        $9.12
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   .09*        9.56         4.94        (2.12)        7.22         9.89
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,648,491   $1,678,611   $1,577,487   $1,737,755   $1,998,387   $2,054,537
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .40*         .80          .78          .81          .81          .78
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.58*        5.69         5.88         5.14         4.92         5.40
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  8.91*       13.40        19.25        11.02        29.61        52.33
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                       Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.84        $8.53        $8.62        $9.30        $9.12        $8.76
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .20          .44          .44          .41          .39          .43
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.22)         .30         (.09)        (.66)         .19          .36
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.02)         .74          .35         (.25)         .58          .79
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.43)        (.44)        (.40)        (.40)        (.43)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.03)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.43)        (.44)        (.43)        (.40)        (.43)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.62        $8.84        $8.53        $8.62        $9.30        $9.12
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  (.23)*       8.85         4.26        (2.76)        6.52         9.18
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $134,087     $157,217     $184,033     $219,300     $249,541     $245,759
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .73*        1.45         1.43         1.46         1.46         1.43
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.25*        5.02         5.23         4.49         4.28         4.75
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  8.91*       13.40        19.25        11.02        29.61        52.33
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                              For the period
Per-share                             March 31          Year ended        July 26, 1999+
operating performance               (Unaudited)        September 30         to Sept. 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.84        $8.53        $8.63        $8.87
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income                    .19          .43          .43          .07
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.21)         .30         (.10)        (.24)
----------------------------------------------------------------------------------------
Total from
investment operations                   (.02)         .73          .33         (.17)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.19)        (.42)        (.43)        (.07)
----------------------------------------------------------------------------------------
Total distributions                     (.19)        (.42)        (.43)        (.07)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.63        $8.84        $8.53        $8.63
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  (.19)*       8.69         3.98        (1.85)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $9,537       $6,502       $1,783         $637
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .80*        1.60         1.58          .29*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.20*        5.06         5.06          .88*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                  8.91*       13.40        19.25        11.02
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            March 31
operating performance               (Unaudited)                       Year ended September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.86        $8.55        $8.64        $9.32        $9.14        $8.78
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .21          .47          .47          .44          .43          .45
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.21)         .30         (.09)        (.65)         .19          .37
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                     --          .77          .38         (.21)         .62          .82
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.46)        (.47)        (.44)        (.44)        (.46)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.03)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.46)        (.47)        (.47)        (.44)        (.46)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.64        $8.86        $8.55        $8.64        $9.32        $9.14
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  (.05)*       9.22         4.63        (2.40)        6.89         9.55
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $9,372       $9,787       $9,403       $9,764      $10,191       $8,280
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .55*        1.10         1.08         1.11         1.11         1.08
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.44*        5.39         5.58         4.84         4.65         5.07
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  8.91*       13.40        19.25        11.02        29.61        52.33
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestments and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
March 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term tax exempt securities.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized /accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended March 31, 2002, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2001, the fund had a capital loss carryover of approximately $14,166,000 available, to the extent allowed by tax law, to offset future net capital gain, if any, which will expire on September 30, 2008.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing functions are provided by Putnam Investor
Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended March 31, 2002, the fund's expenses were reduced by $87,700 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,697 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended March 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $60,188 and $941 from the sale of class A and class M shares, respectively, and received $55,250 and $1,545 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended March 31, 2002, Putnam Retail Management, acting as underwriter received $19,823 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $155,904,044 and $241,661,903, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At March 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,611,720       $  92,982,318
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,199,398          27,923,326
---------------------------------------------------------------------------
                                            13,811,118         120,905,644

Shares
repurchased                                (12,456,070)       (108,959,224)
---------------------------------------------------------------------------
Net increase                                 1,355,048       $  11,946,420
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 27,405,195       $ 239,917,056
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,626,599          58,098,480
---------------------------------------------------------------------------
                                            34,031,794         298,015,536

Shares
repurchased                                (28,961,889)       (253,760,938)
---------------------------------------------------------------------------
Net increase                                 5,069,905       $  44,254,598
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,549,434        $ 13,609,595
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  235,445           2,056,722
---------------------------------------------------------------------------
                                             1,784,879          15,666,317

Shares
repurchased                                 (4,018,507)        (35,136,416)
---------------------------------------------------------------------------
Net decrease                                (2,233,628)       $(19,470,099)
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,225,886        $ 28,329,849
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  597,504           5,233,431
---------------------------------------------------------------------------
                                             3,823,390          33,563,280

Shares
repurchased                                 (7,602,582)        (66,633,904)
---------------------------------------------------------------------------
Net decrease                                (3,779,192)       $(33,070,624)
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    721,373         $ 6,375,401
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   15,932             139,095
---------------------------------------------------------------------------
                                               737,305           6,514,496

Shares
repurchased                                   (367,053)         (3,227,923)
---------------------------------------------------------------------------
Net increase                                   370,252         $ 3,286,573
---------------------------------------------------------------------------

                                             Year ended September 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    781,378         $ 6,898,082
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   13,400             117,962
---------------------------------------------------------------------------
                                               794,778           7,016,044

Shares
repurchased                                   (268,462)         (2,371,619)
---------------------------------------------------------------------------
Net increase                                   526,316         $ 4,644,425
---------------------------------------------------------------------------

                                           Six months ended March 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     98,042         $   856,477
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   20,654             180,826
---------------------------------------------------------------------------
                                               118,696           1,037,303

Shares
repurchased                                   (138,737)         (1,214,922)
---------------------------------------------------------------------------
Net decrease                                   (20,041)        $  (177,619)
---------------------------------------------------------------------------

                                               Year ended September 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    310,556         $ 2,709,275
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   40,981             373,909
---------------------------------------------------------------------------
                                               351,537           3,083,184

Shares
repurchased                                   (346,117)         (3,028,616)
---------------------------------------------------------------------------
Net increase                                     5,420         $    54,568
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the fund did not amortize premiums and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage-backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund +
High Yield Trust
High Yield Trust II *
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
Strategic Income Fund *
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

David E. Hamlin
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Michael T. Healy
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA041-79278  011/322/472  5/02